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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

     SUPPLEMENT DATED DECEMBER 19, 2008 TO PROSPECTUSES DATED APRIL 28, 2008

This Supplement is intended to supplement prospectuses dated April 28, 2008 for WEALTHMARK VARIABLE ANNUITY AND WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the "Contracts"). We call each of these prospectuses an "annuity prospectus."

You should read this Supplement together with the annuity prospectus for the Contract you purchased, including the supplement dated June 16, 2008, entitled "New Variable Annuity Investment Options," the supplement dated June 30, 2008, and the supplement dated November 10, 2008, entitled "Changes to Variable Investment Options," and retain all documents for future reference. If you would like another copy of the annuity prospectus or a prospectus supplement, please contact our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com..

This Supplement describes changes to the subadvisors of underlying Portfolios that correspond to Variable Investment Options described in the annuity prospectus and proposals to merge certain underlying Portfolios.

AMENDMENT OF SUBADVISORY AGREEMENT FOR SMALL CAP OPPORTUNITIES TRUST

Effective as of the close of business on December 19, 2008, Dimensional Fund Advisors, LP ("DFA") will replace Munder Capital Management as co-subadvisor to the Small Cap Opportunities Trust. As a result, the selected disclosure in the section entitled "The Portfolios" is amended to list the new co-subadvisor as follows:

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e., subadvisor) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadvisor.

DIMENSIONAL FUND ADVISORS, LP ("DFA") &
INVESCO AIM CAPITAL MANAGEMENT, INC.
   Small Cap Opportunities Trust(2)       Seeks long-term capital appreciation.
                                          To do this, the Portfolio invests at
                                          least 80% of its net assets in equity
                                          securities of small-capitalization
                                          companies.

(2) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP ("DFA") and Invesco Aim Capital Management, Inc. ("AIM"), with each subadviser subadvising approximately one half of the assets of the Portfolio, although the actual percentage managed by each subadviser will vary, since the assets subadvised by each subadviser are not rebalanced daily.

AMENDMENTS OF SUBADVISORY AGREEMENTS AND PROPOSALS TO MERGE CERTAIN UNDERLYING PORTFOLIOS

At a meeting held on December 17-19, 2008, the Board of Trustees of the John Hancock Trust approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which the underlying Portfolios of the John Hancock Trust listed below (which we refer to as the "Acquired Portfolios") will be merged into other underlying Portfolios of the John Hancock Trust (which we refer to as the "Acquiring Portfolios.") The Plan requires the approval of the shareholders of the Acquired Portfolios, and a shareholder meeting to approve the Plan has been scheduled for April 20, 2009. If the Plan is approved by the shareholders, it is expected that the mergers will occur immediately after the close of business on Friday, May 1, 2009.

ACQUIRED PORTFOLIOS          ACQUIRING PORTFOLIOS
-------------------    -------------------------------
Classic Value Trust    Equity-Income Trust
Core Equity Trust      Fundamental Value Trust
Income & Value Trust   American Asset Allocation Trust
U.S. Large Cap Trust   Growth-Income Trust

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As a result of the Board approval of the Plan, the following subadvisor changes will take place:

Effective as of the close of business on December 19, 2008:

- Classic Value Trust: T. Rowe Price Associates, Inc. will replace Pzena Investment Management, LLC

- Core Equity Trust: Davis Selected Advisers, L.P. ("Davis"), will replace Legg Mason Capital Management, Inc.

Furthermore, as a result of these subadvisor changes, the selected disclosure in the section entitled "The Portfolios" is amended to list the new subadvisors and to amend and restate the investment policies of the Acquired Portfolios as follows:

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e., subadvisor) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadvisor.

DAVIS SELECTED ADVISORS, L.P.
   Core Equity Trust             Seeks growth of capital. To do this, the
                                 Portfolio invests primarily in common stocks of
                                 U.S. companies with durable business models
                                 that can be purchased at attractive valuations
                                 relative to their intrinsic value.

T. ROWE PRICE ASSOCIATES, INC.
   Classic Value Trust           Seeks to provide substantial dividend income
                                 and also long-term capital appreciation. To do
                                 this, the Portfolio invests at least 80% of its
                                 net assets in equity securities, with 65% in
                                 common stocks of well-established companies
                                 paying above-average dividends.

You bear the investment risk of any Portfolio you choose as a Variable Investment Option. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF THE PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE OFFICE AT 1-800-344-1029 OR IN NEW YORK STATE AT 1-800-551-2078. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                                                                       333-70728
                                                                       333-70730
                                                                       333-70850
                                                                       033-79112
                                                                       333-83558